UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 27, 2010

Precision Aerospace Components, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30185	20-4763096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Arthur Kill Road Staten Island, NY	10309-1202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(718) 356-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 Matters Related to Accountants and Financial Statements

Item 4.01    Changes In Registrant's Certifying Accountant.

Precision Aerospace Components, Inc. (the “Company”) was notified that the audit practice of Bagell, Josephs, Levine & Company, LLC, the Company’s independent registered public accounting firm (“BJL”), was combined with Friedman LLP (“Friedman”) on January 1, 2010. As of January 1, 2010, BJL resigned as the independent registered public accounting firm of the Company and, with the approval of the Audit Committee of the Company’s Board of Directors, Friedman was engaged as the Company’s independent registered public accounting firm on January 27, 2010.

During the two years ended December 31, 2008 and from December 31, 2008 through the engagement of Friedman as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted Friedman with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K (“Regulation S-K”) promulgated by the Securities and Exchange Commission (the “SEC”), with BJL, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

BJL performed audits of the Company’s consolidated financial statements for the years ended December 31, 2008 and December 31, 2007. BJL’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2008, and from December 31, 2008 through January 26, 2010, there were no (i) disagreements between the Company and BJL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused BJL to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished BJL with a copy of this report prior to filing with the SEC and requested that BJL furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to BJL’s audit services and engagement as the Company’s independent registered public accounting firm. BJL has furnished a letter addressed to the SEC dated January 28, 2010, a copy of which is attached hereto as Exhibit 16.0.

Item 9.01	Financial Statements and Exhibits.

16.0	Bagell, Josephs, Levine & Company, LLC letter dated January 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospace Components, Inc.

Date: January 28, 2010	By: /s/ Andrew S. Prince
Andrew S. Prince
President and Chief Executive Officer